Income Taxes - Reconciliation of the income tax provisions based on the U.S. statutory corporate tax rate to the provisions reflected in the Consolidated Financial Statements (Details)	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Reconciliation of the income tax provisions based on the statutory corporate tax rate to the provisions reflected in the Consolidated Financial Statements
Statutory tax rate	19.00%	19.00%	19.30%
U.S. state income taxes, net of U.S. federal benefit	0.50%	(0.40%)	(1.50%)
Taxes on international operations	(6.00%)	(7.30%)	(30.30%)
Nondeductible expenses	1.60%	2.70%	3.40%
Adjustments to prior year tax requirements	0.10%	0.90%	2.00%
Adjustments to valuation allowances	1.80%	3.80%	(1.80%)
Change in uncertain tax positions	2.20%	0.90%	1.60%
Excess tax benefits related to shared based compensation	(2.80%)	(3.60%)	(8.00%)
U.S. Tax Reform impact	(0.003)	0.071	0.512
Loss on disposition	0.00%	(10.20%)	0.00%
Other — net	(0.20%)	(1.20%)	0.60%
Effective tax rate	15.90%	11.70%	36.50%